AMENDED AND RESTATED

                            ARTICLES OF INCORPORATION

                                       OF

                      MORRISON MANAGEMENT SPECIALISTS, INC.

      The undersigned, for the purposes of forming a corporation pursuant to the Georgia Business Corporation Code, does hereby certify as follows:

                                       I.

                                      NAME

      The name of the corporation is "Morrison Management Specialists, Inc." (hereinafter the "Corporation").

                                       II.

                                    BUSINESS

      The purpose for which the Corporation is organized is to engage in any lawful act or activity for which corporations may be organized under the Georgia Business Corporation Code.

                                      III.

                                 CAPITALIZATION

      (a) The total number of shares of capital stock which the Corporation shall have authority to issue is One Hundred Million Two Hundred Fifty Thousand (100,250,000), divided into two classes as follows:

            (1) One Hundred Million (100,000,000) shares of common stock, $.01 par value per share ("Common Stock"); and

            (2) Two Hundred Fifty Thousand (250,000) shares of preferred stock, $.0l par value per share ("Preferred Stock").

      (b) The preferences, limitations and relative rights of the Common Stock and the Preferred Stock are as follows:

            (1) The holders of Common Stock shall be entitled to one vote for each share on all matters required or permitted to be voted on by stockholders of the Corporation.

            After payment or provision for the payment of dividends on any series of Preferred Stock then outstanding to the extent provided by the Board of Directors of the Corporation in resolutions providing for the issuance thereof, the Board of Directors of the Corporation may declare and pay dividends on the Common Stock as and to the extent permitted by law.

            (2) The Preferred Stock entitles the holders thereof to the rights and preferences set out or determined as provided below.

            Any unissued shares of Preferred Stock may be issued from time to time in one or more series. All shares of Preferred Stock shall be identical and of equal rank, except with respect to particular variations in the relative rights and preferences as between different series which may be fixed and determined by the Board of Directors of the Corporation as hereinafter provided, and each share of any series of Preferred Stock shall be identical in all respects with the other shares of such series except that, if dividends thereon are cumulative, as to the date from which dividends thereon shall accumulate.

            Different series of Preferred Stock shall not be construed to constitute different classes of stock for the purpose of voting by classes, except to the extent such voting by classes is expressly required by law.

            Before any shares of Preferred Stock of any particular series shall be issued, the Board of Directors of the Corporation shall, by resolution adopted, fix and determine, and is hereby expressly empowered to fix and determine, in the manner provided by law, the following provisions, rights and preferences of shares of any such series:

                  (A) The distinctive  designation of such series and the number of shares which shall constitute such series, which number may be increased (except where otherwise provided by the Board of Directors of the Corporation in creating such a series) or decreased (but not below the number of shares thereof then issued) from time to time by action of the Board of Directors of the Corporation;

                  (B) The amount of capital of such series;

                  (C) The annual rate of any  dividends  which may be payable on shares of such series, whether dividends shall be cumulative, and the conditions upon which and the date when such dividends shall begin to accumulate on all shares of such series issued prior to the record date for the first dividend of such series;

                  (D) Whether the shares of any such series shall be redeemable, and if so, the time or times when, the conditions under which and the price or prices at which shares of such series shall be redeemable and the purchase, retirement or sinking fund provisions, if any, for the purchase or redemption of such shares;

                  (E) The amount  payable on shares of such  series in the event of voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

                  (F) The  rights,  if any,  of the  holders  of  shares of such series to convert such shares into, or exchange such shares for, shares of Common Stock or shares of any other series of Preferred Stock and the terms and conditions of such conversion or exchange; and

                  (G) Whether or not the holders of shares of such series have voting rights, and the extent of such voting rights, if any.

            The holders of Preferred Stock are entitled to receive, when and as declared by the Board of Directors of the Corporation, but only from funds legally available for the payment of dividends, cash dividends at the annual rate for each particular series as fixed and determined by the Board of Directors of the Corporation as herein authorized, and no more; such dividends shall be payable before any dividend on Common Stock shall be paid or set apart for payment. Any arrearages in the payment of dividends shall not bear interest.

            In the event of any dissolution, liquidation or winding up of the affairs of the Corporation, whether voluntary or involuntary, after payment or provisions for payment of the debts and other liabilities of the Corporation, the holders of shares of each series of Preferred Stock shall be entitled to receive in cash, out of the net assets of the Corporation, an amount equal to the amount fixed and determined by the Board of Directors of the Corporation in any resolution providing for the issuance of any particular series of Preferred Stock, plus an amount equal to any dividends payable to such holder which are then unpaid, either under the provisions of the resolution of the Board of Directors of the Corporation providing for the issuance of such series of Preferred Stock or by declaration of the Board of Directors of the Corporation, on each such share up to the date fixed for distribution, and no more, before any distribution shall be made to the holders of Common Stock. Neither the merger or consolidation of the Corporation, nor the sale, lease or conveyance of all or a part of its assets, shall be deemed to be a liquidation, dissolution or winding up of the affairs of the Corporation.

            (3) Fifty Thousand (50,000) shares of Preferred Stock shall be designated as "Series A Junior Participating Preferred Stock" and shall have the preferences, limitations and relative rights set forth on Exhibit A hereto.

                                       IV.

                                 TREASURY SHARES

      Shares of Common Stock and Preferred Stock reacquired by the Corporation shall become and remain treasury shares until and unless cancelled by the Corporation, at which time such cancelled treasury shares shall return to the status of authorized but unissued shares.

                                       V.

                               CORPORATE EXISTENCE

      The existence of the Corporation shall be perpetual.

                                       VI.

                               BOARD OF DIRECTORS

      (a) The business and affairs of the Corporation shall be managed by, or under the direction of, a Board of Directors comprised as follows:

            (1) The initial number of directors shall be such as may be determined by the incorporator and thereafter the number of directors of the Corporation shall be not less than three and not more than twelve, the exact number within such minimum and maximum limits to be fixed and determined from time to time by resolution of a majority of the Board of Directors or by the affirmative vote of the holders of at least 80% of all outstanding shares entitled to be voted in the election of directors, voting together as a single class.

            (2) At the first Special Meeting of Stockholders, the Board of Directors shall be divided into three classes, each consisting, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. At the first Special Meeting of Stockholders, the first class of directors shall be elected for a year term expiring upon the next following Annual Meeting of Stockholders and upon the election and qualification of their respective successors, the second class of directors shall be elected for a term expiring upon the second next Annual Meeting of Stockholders and upon the election and qualification of their respective successors, and the third class of directors shall be elected for a term expiring upon the third next Annual Meeting of Stockholders and upon the election and qualification of their respective successors. At each succeeding Annual Meeting of Stockholders, successors to the class of directors whose term expires at that Annual Meeting of Stockholders shall be elected for a three-year term. If the number of directors has changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such a class shall hold office for a term that shall coincide with the remaining term of that class, unless otherwise required by law, but in no case shall a decrease in the number of directors for a class shorten the term of an incumbent director.

            (3) A director shall hold office until the Annual Meeting of Stockholders upon which his term expires and until his successor shall be elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

      Directors may be removed only for cause by the vote of at least 80% of the outstanding shares entitled to vote at an election of directors, at a meeting of stockholders called expressly for that purpose.

            (4) Nominations for the election of directors may be made by the Board of Directors or a committee appointed by the Board of Directors, or by any stockholder entitled to vote generally in the election of directors; provided, however, any stockholder entitled to vote generally in the election of directors may nominate one or more persons for election as directors at a meeting only if written notice of such stockholder's intent to make such nomination or nominations has been given, either by personal delivery or by the United States mail, postage prepaid, to the Secretary of the Corporation not later than (i) with respect to any election to be held at the Annual Meeting of Stockholders, 90 days in advance of such meeting, and (ii) with respect to any election to be held at a Special Meeting of Stockholders for the election of directors, the close of business on the seventh day following the date on which notice of such meeting is first given to stockholders. Each such notice shall set forth:

                  (A) the name and  address of the  stockholder  who  intends to make the nomination and of the person or persons to be nominated;

                  (B) a  representation  that the  stockholder  is a  holder  of record of shares of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

                  (C) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder;

                  (D) such other information  regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the then current proxy rules of the Securities and Exchange Commission, if the nominees were to be nominated by the Board of Directors; and

                  (E) the consent of each  nominee to serve as a director of the
            Corporation if so elected.

      The chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

            (5) Any vacancy on the Board of Directors that results from an increase in the number of directors or from prior death, resignation, retirement, disqualification or removal from office of a director shall be filled by a majority of the Board of Directors then in office, though less than a quorum, or by the sole remaining director. Any director elected to fill a vacancy resulting from prior death, resignation, retirement, disqualification or removal from office of a director, shall have the same remaining term as that of his predecessor.

            (6) At any meeting of stockholders with respect to which notice of such purpose has been given, the entire Board of Directors or any individual director may be removed, with cause, by the affirmative vote of the holders of 80% of all outstanding shares entitled to be voted at an election of directors.

            (7) Notwithstanding  the foregoing,  whenever the holders of any one or more classes or series of Preferred Stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an Annual or Special Meeting of Stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of these Articles of Incorporation or the resolutions of the Board of Directors creating such class or series, as the case may be, applicable thereto, and such directors so elected shall not be divided into classes pursuant to this Section (a) of Article VI unless expressly provided by such terms.

      (b) Except as may be prohibited by law, by the Bylaws of the Corporation, or by these Articles of Incorporation, the Board of Directors shall have the right to make, alter, amend, change, add to, or repeal the Bylaws of the Corporation, and have the right (which, to the extent exercised, shall be exclusive) to establish the rights, powers, duties, rules and procedures that from time to time shall govern the Board of Directors, each of its members, including without limitation, the vote required for any action and the election of officers of the Corporation by the Board of Directors, and that from time to time shall affect the directors' powers to manage the business and affairs of the Corporation; no Bylaw shall be adopted by stockholders that shall impair or impede the implementation of the foregoing.

      (c) The directors of the Corporation shall not be required to be elected by written ballots.

      (d) The Board of Directors of the Corporation, when evaluating any offer of another party to (a) make a tender or exchange offer for any equity security of the Corporation, (b) merge or consolidate the Corporation with another corporation or (c) purchase or otherwise acquire all or substantially all of the properties and assets of the Corporation, shall, in evaluating what is in the best interests of the Corporation and its stockholders, consider not only the consideration being offered by another party, in relation to the then current market price, but also in relation to the then current value of the Corporation in a freely negotiated transaction and in relation to the Board of Directors' then estimate of the future value of the Corporation as an independent entity. Furthermore, the Board of Directors is authorized, in connection with the exercise of its judgment in determining what is in the best interests of the Corporation and its stockholders, to give due consideration to all relevant factors, including, without limitation, the social, legal, and economic effects on the employees, customers, suppliers and management services clients under contract to the Corporation and its subsidiaries, and on the communities in which the Corporation and its subsidiaries operate or are located.

      (e) Notwithstanding any other provisions of these Articles of Incorporation or the Bylaws of the Corporation (and notwithstanding the fact that a lesser percentage for separate class vote for certain actions may be permitted by law, by these Articles of Incorporation or by the Bylaws of the Corporation), the affirmative vote of the holders of not less than 80% of the votes entitled to be cast by the holders of all then outstanding shares of capital stock, voting together as a single class, shall be required to make, alter, amend, change, add to or repeal any provision of these Articles of Incorporation or the Bylaws of the Corporation which is or which is proposed to be inconsistent with this Article VI; provided, however, that this Section (e) shall not apply to, and such 80% vote shall not be required to alter, amend, change, add to or repeal any provisions of the Bylaws relating to this Article VI, or Article VI of these Articles of Incorporation, recommended by not less than 80% of the members of the Board of Directors.

      (f) The invalidity or unenforceability of this Article VI or any portion hereof, or of any action taken pursuant to this Article VI, shall not affect the validity or enforceability of any other provision of these Articles of Incorporation, any action taken pursuant to such other provision, or any action taken pursuant to this Article VI.

                                      VII.

                              DIRECTORS' LIABILITY

      To the fullest extent permitted by the Georgia Business Corporation Code, as the same exists or may hereafter be amended, a director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

                                      VIII.

                                 INDEMNIFICATION

      Except as prohibited by law, the Corporation may indemnify any person who is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan) and may take such steps as may be deemed appropriate by the Board of Directors, including purchasing and maintaining insurance, entering into contracts (including, without limitation, contracts of indemnification between the
Corporation and its directors and officers), creating a trust fund, granting security interests or using other means (including, without limitation, a letter of credit) to ensure the payment of such amounts as may be necessary to effect such indemnification.

                                       IX.

                      STOCKHOLDER VOTE FOR CERTAIN MATTERS

      (a) In addition to any affirmative vote required by law, these Articles of Incorporation, or the Bylaws of the Corporation and except as otherwise expressly provided in Section (b) of this Article IX, a Business Combination (as hereinafter defined) shall require the affirmative vote of the holders of not less than 80% of the Voting Stock (as hereinafter defined), voting together as a single class. Such affirmative vote shall be required notwithstanding that no vote may be required or that a lesser percentage or separate class vote may be allowed by law, any agreement with any national securities exchange or the National Association of Securities Dealers, Inc. (the "NASD"), or otherwise.

      (b) The provisions of Section (a) of this Article IX shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote, if any, as is required by law, by any other provision of these Articles of Incorporation or the Bylaws of the Corporation, or by any agreement with any national securities exchange or the NASD, if all of the conditions specified in either of the following Paragraphs
(1) or (2) are met:

            (1) The Business Combination shall have been approved by 80% of the Continuing Directors (as hereinafter defined), whether such approval is made prior or subsequent to the acquisition of beneficial ownership of the Voting Stock that caused the Interested Stockholder (as hereinafter defined) to become an Interested Stockholder.

            (2) All of the following price and procedural conditions shall have been met:

                  (A) The aggregate amount of cash and the Fair Market Value (as hereinafter defined), as of the date of the consummation of the Business Combination (the "Consummation Date"), of the consideration other than cash to be received per share by the holders of Common Stock pursuant to such Business Combination shall be at least equal to the higher amount determined under the following clauses (i) and
            (ii):

                        (i) (if applicable) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by the Interested Stockholder for any share of Common Stock acquired by it (x) within the two-year period immediately prior to the first public announcement of the proposal of the Business Combination (the "Announcement Date"), or (y) the transaction in which the Interested Stockholder became an Interested Stockholder, whichever is higher; plus interest compounded annually from the date on which the Interested Stockholder became an Interested Stockholder (the "Determination Date") through the Consummation Date at the rate of interest announced by SunTrust Bank in Atlanta, Georgia (or other major bank headquartered in Atlanta, Georgia, selected by a majority of the Continuing Directors) from time to time as its "prime rate," less the aggregate amount of any cash dividends paid and the Fair Market Value of any dividends paid other than in cash, per share of Common Stock from the Determination Date through the Consummation Date in an amount up to but not exceeding the amount of such interest payable per share of Common Stock; or

                        (ii) (if  applicable) the Fair Market Value per share of
                  the  Common  Stock  on  the   Announcement   Date  or  on  the
                  Determination Date, whichever is higher.

                  (B) The aggregate amount of the cash and the Fair Market Value as of the Consummation Date of the consideration other than cash to be received per share by the holders of shares of any class or series of outstanding Capital Stock (as hereinafter defined), other than Common Stock, in such Business Combination shall be at least equal to the highest amount determined under clauses (i), (ii) and
            (iii) below (it being intended that the requirements of this Paragraph (2)(B) of this Section (b) shall be required to be met with respect to every such class or series of outstanding Capital Stock, whether or not the Interested Stockholder has previously acquired any shares of a particular class or series of Capital Stock):

                        (i) (if applicable) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by the Interested Stockholder for any share of such class or series of Capital Stock acquired by it (x) within the two-year period immediately prior to the Announcement Date, or (y) the transaction in which the Interested Stockholder became an Interested Stockholder, whichever is higher; plus interest compounded annually from the Determination Date through the Consummation Date at the rate of interest announced by SunTrust Bank in Atlanta, Georgia (or other major bank headquartered in Atlanta, Georgia, selected by a majority of the Continuing Directors) from time to time as its "prime rate," less the aggregate amount of any cash dividends paid and the Fair Market Value of any dividends paid other than in cash, per share of such class of Capital Stock from the Determination Date through the Consummation Date in an amount up to but not exceeding the amount of such interest payable per share of such class of Capital Stock;

                        (ii) (if  applicable) the Fair Market Value per share of
                  such class or series of Capital Stock on the Announcement Date or on the Determination Date, whichever is higher; or

                        (iii) (if  applicable) the highest  preferential  amount
                  per share to which the holders of shares of such class or series of Capital Stock would be entitled in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, regardless of whether the Business Combination to be consummated constitutes such an event.

                  (C) The consideration to be received by holders of a particular class or series of outstanding Capital Stock in such Business Combination shall be in cash or in the same form as previously has been paid by or on behalf of the Interested Stockholder in connection with its direct or indirect acquisition of beneficial ownership of shares of such class or series of Capital Stock. If the consideration so paid for shares of a class or series of Capital Stock varies as to form, the form of consideration for such class or series of Capital Stock shall either be cash or the form used to acquire beneficial ownership of the largest number of shares of such class or series of Capital Stock previously acquired by the Interested Stockholder; provided that if the Interested Stockholder acquired equal portions of such shares by forms of consideration other than cash, the form of consideration to be paid to the holders of a class or series of Capital Stock shall be the form last paid by the Interested Stockholder for previously acquired shares.

                  (D) The holders of all outstanding shares of Capital Stock not beneficially owned by the Interested Stockholder prior to the consummation of such Business Combination shall be entitled to receive in such Business Combination cash or other consideration for their shares in compliance with Paragraphs (2)(A), (2)(B) and (2)(C) of this Section (b) (provided, however, that the failure of any such holders who are exercising their statutory rights to dissent from such Business Combination and receive payment of the fair value of their shares to exchange their shares in such Business Combination shall not be deemed to have prevented the condition set forth in this Paragraph (2)(D) of this Section (b) from being satisfied).

                  (E) After the Determination Date and prior to the Consummation
            Date:

                        (i) there  shall have been no failure to declare and pay
                  at the regular date therefor any full quarterly dividends (whether or not cumulative) payable in accordance with the terms of any outstanding Capital Stock, except as approved by a majority of the Continuing Directors;

                        (ii) there  shall have been no  reduction  in the annual
                  rate of dividends paid on the Capital Stock (other than as necessary to reflect any stock split, stock dividend or subdivision of the Capital Stock), except as approved by a majority of the Continuing Directors;

                        (iii)  there  shall have been an  increase in the annual
                  rate of dividends paid on the Common Stock as necessary to reflect any reclassification (including any reverse stock split), recapitalization, reorganization, or any similar transaction that has the effect of reducing the number of outstanding shares of Common Stock, except as approved by a majority of the Continuing Directors; and

                        (iv) such Interested  Stockholder  shall not have become
                  the beneficial owner of any additional shares of Capital Stock except as part of a transaction that results in such Interested Stockholder becoming an Interested Stockholder.

                  (F) After the Determination  Date, the Interested  Stockholder
            shall not have received the benefit, directly or indirectly (except proportionately as a stockholder of the Corporation), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by or through the Corporation, whether in anticipation of or in connection with such Business Combination or otherwise.

                  (G) A proxy or information  statement  describing the proposed
            Business Combination and complying with the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "Exchange Act"), shall be mailed to all stockholders of the Corporation at least 30 days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed under the provisions of the Exchange Act). The proxy or information statement shall contain on the first page thereof, in a prominent place (or, if required, as near as practicable to the first page thereof and in a prominent place), any statement regarding the advisability (or inadvisability) of the Business Combination that a majority of the Continuing Directors chooses to make, and if deemed advisable by a majority of the Continuing Directors, the opinion of an investment banking firm selected by a majority of the Continuing Directors, concerning the fairness (or unfairness) of the terms of the Business Combination from a financial viewpoint to the holders of the outstanding shares of Capital Stock other than the Interested Stockholder and its Affiliates or Associates (as hereinafter defined), such investment banking firm to be paid a reasonable fee for its services by the Corporation.

      (c) For the purpose of this Article IX, the following terms shall have the respective meanings set forth below:

            (1) "Affiliate" shall have the meaning ascribed to it in Rule 12b-2 promulgated under the Exchange Act as in existence on the date this
      Article IX was approved by the stockholders of the Corporation. (The term "registrant" as used in Rule 12b-2 shall mean, in this case, the Corporation.)

            (2) "Associate" shall have the meaning ascribed to it in Rule 12b-2 promulgated under the Exchange Act as in existence on the date this
      Article IX was approved by the stockholders of the Corporation. (The term "registrant" as used in Rule 12b-2 shall mean, in this case, the Corporation.)

            (3) "Beneficial Owner" shall mean a person who, either itself or through any of its Affiliates or Associates,

                  (A)   beneficially   owns,   directly  or  indirectly,   any
            Capital Stock;

                  (B) has, directly or indirectly,

                        (i) the right to acquire (whether such right is exercisable immediately or subject only to the passage of time) any Capital Stock pursuant to any agreement, arrangement or understanding or upon the exercise of any conversion rights, exchange rights, warrants, options or otherwise; or

                        (ii) the right to vote any Capital Stock pursuant to any
                  agreement, arrangement or understanding; or

                  (C) beneficially owns,  directly or indirectly,  Capital Stock through any other Person with which such Person or Affiliate or Associate of such Person has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of Capital Stock.

                  For  the  purposes  of  determining  whether  a  Person  is an
            Interested  Stockholder  pursuant to  Paragraph  (8) of this Section
            (c), the number of shares of Capital Stock deemed to be outstanding shall include shares deemed beneficially owned by such Persons through application of this Paragraph (3) of this Section (c), but shall not include any other shares of Capital Stock that may be issuable pursuant to any agreement, arrangement or understanding, or upon the exercise of any conversion rights.

            (4) "Business Combination" shall mean:

                  (A) any  merger or  consolidation  of the  Corporation  or any
            Subsidiary (as hereinafter defined) with (i) any Interested Stockholder, or (ii) any Person (whether or not itself an Interested Stockholder) that is, or after such merger or consolidation would be, an Affiliate or Associate of an Interested Stockholder;

                  (B) any sale, lease, exchange,  mortgage,  pledge, transfer or other disposition (in one transaction or a series of transactions) with any Interested Stockholder or any Affiliate or Associate of an Interested Stockholder involving any assets or securities of the Corporation, any Subsidiary or any Interested Stockholder or any Affiliate or Associate of an Interested Stockholder, having an aggregate Fair Market Value equal to or in excess of 25% of the total assets of the Corporation as shown on the balance sheet of the Corporation contained in the most recent annual report to stockholders of the Corporation;

                  (C) the adoption of any plan or proposal  for the  liquidation or dissolution of the Corporation proposed by or on behalf of an Interested Stockholder or any Affiliate or Associate of an Interested Stockholder;

                  (D) any reclassification of securities  (including any reverse stock splits), recapitalization of the Corporation, merger or consolidation of the Corporation with any of its Subsidiaries, or any other transaction (whether or not with or otherwise involving an Interested Stockholder) that has the effect, either directly or indirectly, of increasing the proportionate share of any class or series of Capital Stock or any securities convertible into Capital Stock, or into equity securities of any Subsidiary that is beneficially owned by any Interested Stockholder or an Affiliate or Associate of an Interested Stockholder; or

                  (E) any agreement,  contract,  or other arrangement  providing for any one or more of the actions specified in Paragraphs A through D of this Section (c)(4).

            (5) "Capital Stock" shall mean capital stock of the Corporation authorized to be issued from time to time pursuant to Article III of this Certificate of Incorporation.

            (6) "Continuing Director" shall mean:

                  (A) any member of the Board of  Directors  of the  Corporation who, while such person is a member of the Board of Directors, is not an Affiliate, Associate or representative of an Interested Stockholder and was a member of the Board of Directors prior to the time that the Interested Stockholder became an Interested Stockholder; and

                  (B) any  successor of a Continuing  Director  who,  while such successor is a member of the Board of Directors, is not an Affiliate, Associate or representative of an Interested Stockholder and is recommended or elected to succeed the Continuing Director by a majority of the Continuing Directors.

            (7) "Fair Market Value" shall mean:

                  (A)   in the case of cash, the amount of such cash;

                  (B) in the case of  stock,  the  highest  closing  sale  price during the 30-day period immediately preceding the date in question of a share of such stock listed on any national securities exchange registered under the Exchange Act or, if such stock is not listed on any such exchange, the highest closing sale price as reported by the NASD Nasdaq Stock Market (the "Nasdaq Stock Market"), or if there is no closing sale price reporting, the average between the highest bid and asked prices with respect to a share of such stock as quoted by the Nasdaq Stock Market for the 30-day period preceding the date in question, or if no such quotations are available, the Fair Market Value on the date in question of a share of such stock as determined in good faith by a majority of the Continuing Directors;

                  (C) in the case of property other than cash or stock, the Fair
            Market Value of such property on the date in question as determined in good faith by a majority of the Continuing Directors; and

                  (D) in the  event of any  Business  Combination  in which  the
            Corporation is the surviving entity, either or both the shares of Common Stock or the shares of any other class or series of Capital Stock retained by the holders of such shares shall be deemed consideration other than cash received for purposes of Paragraphs
            (2)(A) and (2)(B) of Section (b) and Paragraph (4) of Section (d) of this Article IX.

            (8) "Interested Stockholder" shall mean any Person (other than the Corporation, any Subsidiary, or any profit-sharing, employee stock ownership or other employee benefit plan established by the Corporation, by any Subsidiary, or by any trustee of or fiduciary with respect to any such plan when acting in such capacity) who:

                  (A) is the beneficial  owner of Voting Stock  representing 10%
            or more of the votes entitled to be cast by the holders of all then outstanding shares of Voting Stock;

                  (B) is an Affiliate or Associate of the  Corporation  and that at any time within the two-year period immediately prior to the date in question was the beneficial owner of Voting Stock representing 10% or more of the votes entitled to be cast by the holders of all then outstanding shares of Voting Stock; or

                  (C) is an assignee of or has otherwise succeeded to any shares of Capital Stock that were at any time within the two-year period immediately prior to the date in question beneficially owned by any other Interested Stockholder if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933, as amended.

            (9) "Person" shall mean any individual, firm, corporation or other entity and shall include any group comprised of any Person and any other Person with whom such Person or any Affiliate or Associate of such Person has any agreement, arrangement or understanding, either directly or indirectly, for the purpose of acquiring, holding, voting or disposing of Capital Stock.

            (10) "Subsidiary" shall mean any corporation of which a majority of any class of equity securities is beneficially owned by the Corporation; provided, however, for the purposes of the definition of Interested Stockholder as set forth in Paragraph (8) of this Section (c), the term "Subsidiary" shall mean only a corporation of which a majority of each class of equity security is beneficially owned by the Corporation.

            (11) "Voting Stock" shall mean all Capital Stock which by its terms may be voted on the particular matter submitted to stockholders of the Corporation.

      (d) When it appears that a particular person may be an Interested Stockholder and that the provisions of this Article IX must be applied or interpreted, then a majority of the total number of those directors of the Corporation who would qualify as Continuing Directors (assuming that such particular person is in fact an Interested Stockholder) shall have the power and the duty to interpret all of the terms and provisions of this Article IX, and to determine on the basis of information known to them after reasonable inquiry all facts necessary to ascertain compliance with this Article IX, including without limitation:

            (1)   whether a person is an Interested Stockholder;

            (2) the number of shares of Capital Stock or other securities beneficially owned by such person;

            (3) whether a person is an Affiliate or Associate of another; and

            (4) whether the assets that are the subject of any Business Combination have, or the consideration to be received for the issuance or transfer of securities by the Corporation or any subsidiary in any Business Combination has, in the aggregate a Fair Market Value equal to or in excess of 25% of the total assets of the Corporation as shown on the balance sheet of the Corporation contained in the most recent annual report to stockholders of the Corporation. Any such determination shall be made in good faith and shall be binding and conclusive on all parties.

      (e) Nothing contained in this Article IX shall be construed to relieve any Interested Stockholder from any fiduciary obligation imposed by law.

      (f) Whether or not any Business Combination complies with the provisions of Section (b) of this Article IX shall not be construed to impose any fiduciary duty, obligation or responsibility on the Board of Directors or on any member thereof to approve such Business Combination or recommend its adoption or approval to the stockholders of the Corporation, nor shall such compliance limit, prohibit or otherwise restrict in any manner the Board of Directors, or any member thereof, with respect to its or his evaluations of, or actions and responses taken toward, such Business Combination.

      (g) Notwithstanding any other provisions of these Articles of Incorporation or the Bylaws of the Corporation (and notwithstanding that a lesser percentage or separate class vote may be permitted by law, these Articles of Incorporation or the Bylaws of the Corporation), the affirmative vote of the holders of not less than 80% of the vote entitled to be cast by the holders of all then outstanding shares of Voting Stock, voting together as a single class, shall be required to make, alter, amend, change, add to or repeal any provisions inconsistent with this Article IX; provided, however, that this Section (g) shall not apply to, and such 80% vote shall not be required to alter, amend, change, add to or repeal any provisions of the Bylaws relating to this Article IX, or this Article IX of these Articles of Incorporation, recommended by not less than 80% of the members of the Board of Directors.

                                    EXHIBIT A


                  Series A Junior Participating Preferred Stock
                           Morrison Health Care, Inc.


                            I. Designation and Amount

      The shares of such series shall be designated as "Series A Junior Participating Preferred Stock" (the "Series A Preferred Stock") and the number of shares constituting the Series A Preferred Stock shall be 50,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Preferred Stock. Fractions of the Series A Preferred Stock may be issued, but only in integral multiples of one one-thousandth of a share.

                         II. Dividends and Distributions

            (A) Subject to the rights of the holders of any share of any series of Preferred Stock (or any similar stock) ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of Common Stock, par value $.01 per share (the "Common Stock"), of the Corporation, and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of
      March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $100 or
      (b) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause

      (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

            (B) The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph A of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $100 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

            (C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

                               III. Voting Rights

      The holders of shares of Series A Preferred Stock shall have the following voting rights:

            (A) Subject to the provisions for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 1,000 votes (and each one one - thousandth of a share of Series A Preferred Stock shall entitle the holder thereof to one vote) on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

            (B) Except as otherwise provided herein, in any Amendment to the Articles of Incorporation creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

            (C) Except as set forth herein, holders of shares of Series A Preferred Stock shall have no voting rights.

                            IV. Certain Restrictions

            (A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section II are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

                  (i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

                  (ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

                  (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

                  (iv) redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred

            Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

            (B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph
      (A) of this Section IV purchase or otherwise acquire such shares at such time and in such manner.

                              V. Reacquired Shares

      Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Articles of Incorporation, in any other Certificate of Designation creating a series of Preferred Stock or any similar stock or as otherwise required by law.

                   VI. Liquidation, Dissolution or Winding Up

      Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $1,000 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series A Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause (1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                        VII. Consolidation, Merger, etc.

      In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                                VIII. Redemption

      The shares of Series A Preferred Stock shall not be redeemable.

                                    IX. Rank

      The Series A Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series of any other class of the Corporation's Preferred Stock.

                                  X. Amendment

      The Articles of Incorporation of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least eighty percent (80%) of the outstanding shares of Series A Preferred Stock, voting together as a single series.